Exhibit 99.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-61809, 333-64090, 333-52369, 333-52369-01, 333-52369-02) and Form S-8 (File Nos. 333-52468, 333-25945-99, 002-91384-99, 003-59739-99, 333-88912 and 333-101524) of Foster Wheeler Ltd. of our report dated March 25, 2003 except for Notes 24b and 24c as to which the date is June 18, 2003, and for Note 24a as to which the date is December 16, 2003, relating to the consolidated financial statements for the years ended December 27, 2002 and December 28, 2001 and for each of the years in the three year period ended December 27, 2002, which appear in this Current Report on Form 8-K/A.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
December 16, 2003